Nationwide Life Insurance Company: • Nationwide Variable Account - 13

Prospectus supplement dated May 3, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual funds assess (or reserve the right to assess) a short-term trading fee (see “Short-Term Trading Fees” in your prospectus):

Franklin Templeton Variable Insurance Products Trust – Templeton Developing Markets Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust – Templeton Global Bond Securities Fund: Class 3
Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Class 3
Oppenheimer Variable Account Funds – Oppenheimer High Income Fund/VA: Class 3